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                                                                    EXHIBIT 10.2

                            CONTRIBUTION, CONVEYANCE
                            AND ASSUMPTION AGREEMENT

      THIS CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT, dated as of May 24, 2002, is entered into by and among MARKWEST ENERGY PARTNERS, L.P., a Delaware limited partnership ("MLP"), MARKWEST ENERGY OPERATING COMPANY, L.L.C., a Delaware limited liability company ("OLP"), MARKWEST ENERGY GP, L.L.C., a Delaware limited liability company ("GP"), MARKWEST MICHIGAN, INC., a Michigan corporation ("MICHIGAN"), MARKWEST ENERGY APPALACHIA, L.L.C., a Delaware limited liability company ("MEA"), WEST SHORE PROCESSING COMPANY, L.L.C., a Michigan limited liability company ("WEST SHORE"), BASIN PIPELINE, L.L.C., a Michigan limited liability company ("BASIN") and MARKWEST HYDROCARBON, INC., a Delaware corporation ("MARKWEST"). Capitalized terms used herein shall have the meanings assigned to such terms in Section 1.1.

                                    RECITALS

      A. MarkWest and GP have formed MLP pursuant to the Delaware Revised Uniform Limited Partnership Act (the "DELAWARE ACT"), for the purpose of, among other things, serving as the managing member of OLP, and engaging in any business activity permitted to be engaged in by GP and OLP pursuant to the Limited Liability Company Agreement of OLP, including, without limitation, indirectly acquiring, owning and operating certain of the assets of MarkWest, and of certain subsidiaries of MarkWest, used in extracting, processing, fractionating, storing, transporting and distributing natural gas liquid.

      B. In order to accomplish the objectives and purposes in the preceding recital, the following actions have been taken prior to the date hereof pursuant to that certain Contribution Agreement dated May 24, 2002:

             1. MarkWest has formed MEA, to which MarkWest contributed $1,000 in exchange for all of the membership interests in MEA.

             2. MarkWest has formed GP, to which MarkWest contributed $1,000 in exchange for all of the membership interests in GP.

             3. MarkWest and GP have formed MLP, to which MarkWest contributed $980 in exchange for a 98% limited partner interest in MLP, and GP contributed $20 in exchange for a 2% general partner interest in MLP.

             4. The MLP has formed OLP, to which MLP contributed $1,000 in exchange for all of the membership interests in OLP.

      C. Concurrently with the consummation of the transactions contemplated hereby, each of the following matters shall occur:

             1. MarkWest will contribute the Assets to MEA as a capital contribution in exchange for a continuation of MarkWest's 100% membership interest in MEA and in

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consideration of the assumption of certain related liabilities, including the
MarkWest Trade Payables.

             2. MarkWest will contribute the MEA Interest to GP as a capital contribution.

             3. Michigan will cause Basin and West Shore to distribute all of Basin's and West Shore's working capital assets, including trade receivables, intercompany receivables and inventory, to MarkWest.

             4. GP will contribute the MEA Interest (including the Assumed Liabilities) to MLP in exchange for (a) a continuation of its 2% general partner interest in MLP, (b) the issuance of the IDRs, (c) 1,777,000 Sub Units representing a 34.1% interest in MLP, (d) the right to receive $25,800,000 of the proceeds of the OLP Debt, and (e) the right to receive $16,100,000 for reimbursement of capital expenditures.

             5. Michigan will contribute the Basin Interest and the West Shore Interest to MLP in exchange for (a) 1,223,000 Sub Units representing a 23.5% interest in MLP, (b) the assumption by MLP of the Michigan Debt, and (c) the right to receive $400,000 for reimbursement of capital expenditures.

             6. The public, through the Underwriters, will contribute $43,050,000 in cash, less the Underwriters' spread of $3,013,500, in exchange for 2,100,000 Common Units, representing a 40.4% interest in MLP.

             7. MLP will (a) pay transaction expenses associated with the Acquisition in the amount of $3,200,000 (exclusive of the Underwriter's spread),
(b) contribute $4,294,584 to Basin, as a capital contribution, which Basin shall use to retire Basin's debt of $4,294,584; (c) retire the Michigan Debt assumed by MLP; and (d) reimburse GP for $15,600,000 of capital expenditures.

             8. MLP will pay approximately $1,800,000 over to MarkWest and MarkWest will use that cash to discharge, for the benefit of MEA, the MarkWest Trade Payables.

             9. MLP will contribute the MEA Interest (including the Assumed Liabilities), Basin Interest and West Shore Interest to OLP as a capital contribution in exchange for a continuation of its 100% membership interest in OLP.

             10. West Shore will distribute its membership interest in Basin to OLP.

             11.   OLP will incur the OLP Debt.

             12. OLP will distribute $26,700,000 of the proceeds of the OLP Debt to MLP and the OLP shall retain $300,000 of the proceeds of the OLP Debt for working capital purposes.

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             13.   MLP will distribute $26,300,000 of the funds received from the OLP Debt to GP, of which distribution a portion equal to $500,000 is in reimbursement of capital expenditures.

             14. MLP will distribute $400,000 to Michigan in reimbursement of capital expenditures.

             15. The GP will distribute its Sub Units and $41,900,000 of the funds received from the MLP to MarkWest.

             16. MarkWest will sell 24,864 Sub Units to the Management Group for $407,770.

             17. MarkWest will sell 8.6% of its interest in GP to the Management Group for $183,497.

             18. If the Underwriters exercise their over allotment option (the "OPTION") to purchase up to 315,000 Common Units, the proceeds of that exercise, net of the applicable underwriter's spread, shall be used to retire a portion of the OLP Debt in reimbursement of capital expenditures of MarkWest.

             19. The Agreement of Limited Partnership of MLP, the Limited Liability Company Agreement of OLP and the Limited Liability Company Agreement of GP will be amended and restated to reflect the applicable matters set forth above and as contained in this Agreement.

      D. In connection with the above described transactions, certain of the parties have agreed to indemnify other of the parties from and against certain liabilities.

      NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, MLP, OLP, GP, Michigan, MEA, West Shore and MarkWest undertake and agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

      Section 1.1 The following capitalized terms shall have the meanings given below.

             (a) "ACQUISITION" means consummation of the transactions contemplated by the terms of this Agreement.

             (b) "AGREEMENT" means this Contribution, Conveyance and Assumption Agreement.

             (c) "ASSETS" means all right, title and interest of MarkWest in and to the properties and assets set forth in EXHIBIT A attached hereto, together with all assets of every kind, character and description, whether tangible or intangible, whether real, personal or mixed, whether accrued or contingent, and wherever located, including, without limitation, all of the

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assets necessary to operate the Business or utilized by MarkWest immediately preceding the Effective Time in the operation of the Business, and including all right title and interest of MarkWest to the following:

                   (1) any and all rights, claims and causes of action that MarkWest may have under insurance policies or otherwise against any person or property, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of MarkWest, insofar as any of the same relate to the operation of the assets set forth in EXHIBIT A or the Business;

                   (2) all know-how, every trade secret, every customer list and all other confidential information of every kind relating to the foregoing properties and rights; and

                   (3) all governmental licenses, permits and authorizations of every kind owned or held by MarkWest in connection with the ownership or operation of the foregoing properties and rights.

             (d) "ASSUMED LIABILITIES" means, collectively, the MEA Assumed Liabilities and the Michigan Assumed Liabilities.

             (e) "BASIN" has the meaning assigned to such term in the opening paragraph of this Agreement.

             (f) "BASIN INTEREST" means Michigan's membership interests in Basin prior to the Effective Time.

             (g) "BUSINESS" means the natural gas processing, and the natural gas liquids extraction and fractionation activities of MarkWest as the same was operated immediately prior to the Acquisition, but expressly excluding (1) marketing of natural gas liquids and fractionated products, (2) oil and gas exploration and production activities, and (3) gas gathering, treating and compressing activities related to oil and gas exploration and production activities.

             (h) "CLAIMS" means any and all claims, demands, costs, liabilities (including, without limitation, liabilities arising by way of active or passive negligence) and expenses (including court costs and reasonable attorneys' fees) of every kind, character and description, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of MarkWest.

             (i) "COMMON UNIT" has the meaning assigned to such term in the Partnership Agreement.

             (j) "CONTRIBUTION AGREEMENT" means that certain Contribution Agreement of even date herewith between MarkWest, MEA, GP, MLP and OLP, under which the transactions referred to in Recital B., 1 through 4., have occurred.

             (k) "CONVEYANCE DOCUMENTS" means the documents attached hereto as Exhibit B-1 and Exhibit B-2 from MarkWest to MEA, dated the date of this Agreement.

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MarkWest may execute and deliver multiple Conveyance Documents as desirable to expedite recording thereof in the various jurisdictions in which the Assets are located.

             (l) "DELAWARE ACT" has the meaning assigned to such term in Recital A of this Agreement.

             (m) "EFFECTIVE TIME" shall mean 10:00 a.m. Eastern Daylight Time on May 24, 2002.

             (n) "EXCLUDED LIABILITIES" means (1) all federal, state and local income tax liabilities attributable to the operation of the Assets, Basin and West Shore prior to the Effective Time, including any such income tax liabilities that may result from the consummation of the transactions contemplated by this Agreement, (2) all of the liabilities arising from or related to MarkWest's ownership or operation of properties not included within the Assets, and (3) the duty to return, or cause to be returned each month, a quantity of gas equal, in Thermal Content, to the Thermal Content of the Producer's gas delivered at the MarkWest Receipt Point(s) during that month, less the Fuel Retainage, as such terms are defined in the Gas Processing Agreements between MarkWest and producers delivering gas, or having gas delivered, to gas processing plants included within the Assets, and as such duties are as set forth in Section 4.3 and in accordance with the provisions of
Section 4.4 of those Gas Processing Agreements.

             (o) "GP" has the meaning assigned to such term in the opening paragraph of this Agreement.

             (p) "IDRs" means "Incentive Distribution Rights" as such term is defined in the Partnership Agreement.

             (q) "LAWS" means any and all laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.

             (r) "LIMITED PARTNER INTEREST" has the meaning assigned to such term in Section 2.2 hereof.

             (s) "MANAGEMENT GROUP" means the individuals listed in EXHIBIT C hereto.

             (t) "MARKWEST" has the meaning assigned to such term in the opening paragraph of this Agreement.

             (u) "MARKWEST LIABILITIES" means all liabilities arising out of or related to the ownership or operation of the Assets, or the ownership or conduct of MEA, to the extent arising or accruing on and after the Effective Time, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of MarkWest, except the Excluded Liabilities, together with the MarkWest Trade Payables.

             (v) "MARKWEST TRADE PAYABLES" means the current trade payables owed by MarkWest in the approximate amount of $1,800,000.

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             (w)   "MEA" has the meaning assigned to such term in the opening paragraph of this Agreement.

             (x) "MEA ASSUMED LIABILITIES" means the MarkWest Liabilities, together with any Transferred Liabilities relating to the Assets as to which written notice of Claims thereunder was not provided to MarkWest by GP, OLP or MLP within one year following the date hereof, but excluding, however, the Excluded Liabilities and the "Covered Environmental Losses" as defined in the Omnibus Agreement.

             (y)   "MEA INTEREST" means the membership interests in MEA.

             (z) "MICHIGAN" has the meaning assigned to such term in the opening paragraph of this Agreement.

             (aa) "MICHIGAN ASSUMED LIABILITIES" means the Michigan Liabilities, together with any Transferred Liabilities relating to Basin and/or West Shore as to which written notice of Claims thereunder was not provided to MarkWest by GP, OLP or MLP within one year following the date hereof, but excluding, however, the Excluded Liabilities and the "Covered Environmental Losses" as defined in the Omnibus Agreement.

             (bb) "MICHIGAN DEBT" means debt owed by Michigan in the amount of $15,080,986.

             (cc) "MICHIGAN LIABILITIES" means all of the liabilities, including the Michigan Debt, arising out of or related to the ownership or operation of Basin and West Shore, or the Basin Interest and West Shore Interest, to the extent arising or accruing on and after the Effective Time, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of Michigan, except the Excluded Liabilities.

             (dd) "MLP" has the meaning assigned to such term in the opening paragraph of this Agreement.

             (ee) "OLP" has the meaning assigned to such term in the opening paragraph of this Agreement.

             (ff) "OLP DEBT" means new borrowing on debt by OLP in the approximate amount of $27,000,000, which shall be nonrecourse to MarkWest and its subsidiaries and the GP; provided, however, such debt shall be with recourse to MLP.

             (gg) "OMNIBUS AGREEMENT" means that certain Omnibus Agreement of even date herewith, among MarkWest, GP, MLP and OLP.

             (hh) "OPTION" has the meaning assigned to such term in Recital C., 18 of this Agreement.

             (ii) "PARTNERSHIP AGREEMENT" means the Amended and Restated Agreement of Limited Partnership of MarkWest Energy Partners, L.P. dated as of May 24, 2002.

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             (jj)  "RESTRICTION" has the meaning assigned to such term in
Section 9.2 hereof.

             (kk)  "RESTRICTION-ASSET" has the meaning assigned to such term in
Section 9.2 hereof.

             (ll) "SUB UNIT" means "Subordinated Unit" as such term is defined in the Partnership Agreement.

             (mm) "TRANSFERRED LIABILITIES" means all of the liabilities arising from or related to MarkWest's ownership or operation of the Assets and Michigan's ownership of the Basin Interest and West Shore Interest prior to the Effective Time, including without limitation, any liabilities accruing prior to the Effective Time related to infringement of patents, copyrights or intellectual property; provided, Transferred Liabilities does not include (i) "Covered Environmental Losses" as defined in the Omnibus Agreement or (ii) Excluded Liabilities.

             (nn) "UNDERWRITERS" means A.G. Edwards & Sons, Inc., Dain Rauscher Inc., and McDonald Investments Inc.

             (oo) "WEST SHORE" has the meaning assigned to such term in the opening paragraph of this Agreement.

             (pp) "WEST SHORE INTEREST" means Michigan's membership interests in West Shore prior to the Effective Time.

                                    ARTICLE 2
                CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS

      Section 2.1 CONTRIBUTION OF THE ASSETS BY MARKWEST TO MEA. MarkWest hereby grants, contributes, bargains, sells, conveys, assigns, transfers, sets over and delivers to MEA, its successors and assigns, for its and their own use forever, the Assets in exchange for (a) the continuation of MarkWest's 100% membership interest in MEA, (b) the assumption by MEA of the MEA Assumed Liabilities as set forth in Section 4.1 hereof, and (c) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and MEA hereby accepts the Assets as a contribution to the capital of MEA. To further evidence this conveyance with respect to the real property included in the Assets, MarkWest will execute and deliver the Conveyance Documents to MEA.

TO HAVE AND TO HOLD the Assets unto MEA, its successors and assigns, together with all and singular the rights and appurtenances thereto in any way belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

      Section 2.2 CONTRIBUTION OF THE MEA INTEREST BY MARKWEST TO GP. MarkWest hereby grants, contributes, bargains, sells, conveys, assigns, transfers, sets over and delivers to GP, its successors and assigns, for its and their own use forever, all right, title and interest in and to the MEA Interest in exchange for (a) the continuation of MarkWest's membership interest in

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GP, and (b) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and GP hereby accepts the MEA Interest as a contribution to the capital of GP.

      Section 2.3 DISTRIBUTION OF WORKING CAPITAL ASSETS FROM BASIN AND WEST SHORE TO MARKWEST. Basin and West Shore hereby distribute to MarkWest all of Basin's and West Shore's working capital assets, including trade receivables, intercompany receivables and inventory, and MarkWest hereby accepts that distribution of working capital assets.

      Section 2.4 CONTRIBUTION OF THE MEA INTEREST BY GP TO MLP. GP hereby grants, contributes, bargains, sells, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to the MEA Interest in exchange for (a) a continuation of its 2% general partner interest in MLP, (b) the issuance of the IDRs, (c) 1,777,000 Sub Units representing a 34.1% interest in MLP, (d) the right to receive $25,800,000 from MLP sourced from the OLP Debt, (e) the right to receive $16,100,000 in reimbursement of capital expenditures, and (f) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and MLP hereby accepts the MEA Interest as a contribution to the capital of MLP.

      Section 2.5 CONTRIBUTION OF THE BASIN INTEREST AND WEST SHORE INTEREST BY MICHIGAN TO MLP. Michigan hereby grants, contributes, bargains, sells, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Basin Interest and West Shore Interest in exchange for (a) 1,223,000 Sub Units representing a 23.5% interest in MLP, (b) the assumption by MLP of the Michigan Debt, (c) the assumption by MLP of the Michigan Assumed Liabilities as set forth in Section 4.2 hereof, (d) the right to receive $400,000 in reimbursement of capital expenditures, and (e) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and MLP hereby accepts the Basin Interest and West Shore Interest as a contribution to the capital of MLP.

      Section 2.6 PUBLIC CASH CONTRIBUTION. The parties to this Agreement acknowledge a cash contribution by the public through the Underwriters to MLP of $43,050,000 ($40,036,500 net to MLP after the underwriters' spread of $3,013,500) in exchange for 2,100,000 Common Units, representing a 40.4% interest in MLP.

      Section 2.7 PAYMENT OF TRANSACTION COSTS; RETIREMENT OF MICHIGAN DEBT; REIMBURSEMENT BY MLP TO GP. The parties to this Agreement acknowledge (a) payment by MLP, in connection with the Acquisition, of transaction expenses in the amount of $3,200,000, (b) retirement by MLP of the Michigan Debt, and (c) reimbursement by MLP to GP of $15,600,000 for capital expenditures.

      Section 2.8 PAYMENT OF CASH BY MLP TO MARKWEST. MLP hereby pays over to MarkWest approximately $1,800,000 and MarkWest hereby accepts that cash which shall be used to discharge, for the benefit of MEA, the MarkWest Trade Payables assumed by MEA.

      Section 2.9 CONTRIBUTION OF CASH BY MLP TO BASIN. MLP hereby contributes to Basin, its successors and assigns, for its and their own use forever, $4,294,584 in exchange for (a) a continuation of MLP's membership interest in Basin and (b) other good and valuable

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consideration, the sufficiency of which are hereby acknowledged, and Basin hereby accepts such sum as a contribution to the capital of Basin, which shall be used to retire the debt of Basin

      Section 2.10 CONTRIBUTION OF THE MEA INTEREST, BASIN INTEREST AND WEST SHORE INTEREST BY MLP TO OLP. The MLP hereby grants, contributes, bargains, sells, conveys, assigns, transfers, sets over and delivers to OLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to the MEA Interest, Basin Interest and West Shore Interest in exchange for (a) a continuation of its 100% membership interest in OLP, and (b) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and OLP hereby accepts the MEA Interest, Basin Interest and West Shore Interest as a contribution to the capital of OLP.

      Section 2.11 DISTRIBUTION BY WEST SHORE OF INTERESTS IN BASIN TO OLP. West Shore hereby grants, contributes, bargains, sells, convey, assigns, transfers, sets over and delivers to OLP, its successors and assigns, for its and their own use forever, all if West Shore's membership interests in Basin, and OLP hereby accepts the membership interests in Basin.

      Section 2.12 BORROWING OF THE OLP DEBT. The parties to this Agreement acknowledge that OLP is borrowing the OLP Debt concurrently herewith.

      Section 2.13 DISTRIBUTION OF CASH BY OLP TO MLP. OLP hereby distributes to MLP, its successors and assigns, for its and their own use forever, a portion of the proceeds from the OLP Debt, equal to $26,700,000, and MLP accepts such funds as a distribution.

      Section 2.14 DISTRIBUTION OF CASH BY MLP TO GP. MLP hereby distributes to GP, its successors and assigns, for its and their use forever, a portion of the funds received from OLP, equal to $26,300,000, and GP accepts such proceeds as a distribution and in reimbursement of $500,000 of capital expenditures.

      Section 2.15 DISTRIBUTION OF CASH BY MLP TO MICHIGAN. MLP hereby distributes to Michigan, its successors and assigns, for its and their use forever, a portion of the funds received from OLP equal to $400,000 and Michigan accepts such funds in reimbursement of $400,000 of capital expenditures.

      Section 2.16 DISTRIBUTION OF GP'S SUB UNITS AND CASH TO MARKWEST. GP hereby distributes to MarkWest, its successors and assigns, for its and their use forever, GP's Sub Units and a portion of the funds received from MLP equal to $41,900,000, and MarkWest accepts such Sub Units and proceeds as a distribution.

      Section 2.17 SALE OF SUB UNITS BY MARKWEST TO THE MANAGEMENT GROUP. The parties to this Agreement acknowledge the sale by MarkWest of 24,864 Sub Units to the Management Group for $407,770.

      Section 2.18 SALE OF INTEREST IN GP BY MARKWEST TO THE MANAGEMENT GROUP. The parties to this Agreement acknowledge the sale by MarkWest of an 8.6%membership interest in GP to the Management Group for $183,497.

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                                    ARTICLE 3
                             ADDITIONAL TRANSACTIONS

      Section 3.1 PURCHASE OF ADDITIONAL COMMON UNITS. If the Option is exercised in whole or in part, the public, through the Underwriters, will contribute additional cash to MLP in exchange for up to an additional 315,000 Common Units, and the net proceeds thereof will be used to retire a portion of the OLP Debt as a partial reimbursement for capital expenditures incurred by MarkWest.

                                    ARTICLE 4
                        ASSUMPTION OF CERTAIN LIABILITIES

      Section 4.1 ASSUMPTION OF THE MEA ASSUMED LIABILITIES BY MEA. In connection with MarkWest's contribution and transfer of the Assets to MEA, MEA hereby assumes and agrees to duly and timely pay, perform and discharge the MEA Assumed Liabilities, to the full extent that MarkWest has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge the MEA Assumed Liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the MEA Assumed Liabilities shall not increase the obligation of MEA with respect to the MEA Assumed Liabilities beyond that of MarkWest, waive any valid defense that was available to MarkWest with respect to the MEA Assumed Liabilities or enlarge any rights or remedies of any third party, if any, under any of the MEA Assumed Liabilities. This assumption shall inure to the benefit of MarkWest, its shareholders, officers, directors, employees and agents.

      Section 4.2 ASSUMPTION OF THE MICHIGAN ASSUMED LIABILITIES BY MLP. In connection with Michigan's contribution and transfer of the Basin Interest and West Shore Interest to MLP, MLP hereby assumes and agrees to duly and timely pay, perform and discharge the Michigan Assumed Liabilities, to the full extent that Michigan has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge the Michigan Assumed Liabilities; provided, however, that said assumption and agreement to duly and timely pay and discharge the Michigan Assumed Liabilities shall not increase the obligation of MLP with respect to the Michigan Assumed Liabilities beyond that of Michigan, waive any valid defense that was available to Michigan with respect to the Michigan Assumed Liabilities or enlarge any rights or remedies of any third party, if any, under any of the Michigan Assumed Liabilities. This assumption shall inure to the benefit of Michigan, its members and each of their predecessors-in-interest and each of their shareholders, officers, directors, employees and agents.

      Section 4.3 GENERAL PROVISIONS RELATING TO ASSUMPTION OF LIABILITIES. Notwithstanding anything to the contrary contained in this Agreement including, without limitation, the terms and provision of this Article IV, none of the parties to this Agreement shall be deemed to have assumed, and none of the Assets have been or are being contributed subject to (i) any liens or security interests covering the Assets that secure indebtedness, except to the extent such indebtedness constitutes an Assumed Liability, and all such liens or security interests covering the Assts that secure indebtedness shall be deemed to be excluded from the assumptions contained in this Article IV, or (ii) any liabilities to the extent covered by indemnities set forth in

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the Omnibus Agreement, and to the extent such liabilities are covered by indemnities set forth in the Omnibus Agreement, then such shall be deemed to be excluded from the assumptions contained in this Article IV.

                                    ARTICLE 5
                                 INDEMNIFICATION

      Section 5.1 INDEMNIFICATION WITH RESPECT TO EXCLUDED LIABILITIES. MarkWest shall indemnify, defend and hold harmless GP, OLP, MLP and their respective successors and assigns from and against all Claims arising from or relating to the Excluded Liabilities and the Transferred Liabilities; provided, however, MarkWest's indemnity obligation with respect to the Transferred Liabilities shall only apply with respect to Claims for Transferred Liabilities as to which MarkWest received written notice from GP, OLP or MLP within one year following the date hereof.

      Section 5.2 INDEMNIFICATION BY OLP WITH RESPECT TO OPERATION OF THE BUSINESS AND THE ASSUMED LIABILITIES. The OLP shall indemnify, defend and hold harmless MarkWest, Michigan, GP and MLP and their respective successors and assigns from and against any and all Claims (including, without limitation, costs of environmental investigation and remediation and penalties and other assessments) arising from or relating to the Assumed Liabilities, or the operation of the Assets or the Business, excluding any claims, demands, costs, liabilities and expenses arising from or relating to the Excluded Liabilities, provided, however, that notwithstanding the foregoing, OLP shall not be required to indemnify, defend and hold harmless MarkWest and its successors and assigns to the extent that any of the foregoing claims, demands, costs, liabilities and expenses are recovered through insurance proceeds paid to MarkWest.

      Section 5.3 INDEMNIFICATION BY MLP WITH RESPECT TO OPERATION OF THE BUSINESS AND THE ASSUMED LIABILITIES. The MLP shall indemnify, defend and hold harmless MarkWest, Michigan and GP and their respective successors and assigns from and against any and all Claims (including, without limitation, costs of environmental investigation and remediation and penalties and other assessments) arising from or relating to the Assumed Liabilities, or the operation of the Assets or the Business, excluding any claims, demands, costs, liabilities and expenses arising from or relating to the Excluded Liabilities, provided, however, that notwithstanding the foregoing, MLP shall not be required to indemnify, defend and hold harmless MarkWest and its successors and assigns to the extent that any of the foregoing claims, demands, costs, liabilities and expenses are recovered through insurance proceeds paid to MarkWest.

      Section 5.4 INDEMNIFICATION BY GP WITH RESPECT TO OPERATION OF THE BUSINESS AND THE ASSUMED LIABILITIES. The GP shall indemnify, defend and hold harmless MarkWest and its respective successors and assigns from and against any and all Claims (including, without limitation, costs of environmental investigation and remediation and penalties and other assessments) arising from or relating to the Assumed Liabilities, or the operation of the Assets or the Business, excluding any claims, demands, costs, liabilities and expenses arising from or relating to the Excluded Liabilities, provided, however, that notwithstanding the foregoing, GP shall not be required to indemnify, defend and hold harmless MarkWest and its successors and assigns to the extent that any of the foregoing claims, demands, costs, liabilities and expenses are recovered through insurance proceeds paid to MarkWest.

      Section 5.5 COVERED ENVIRONMENTAL LOSSES. Nothing herein is intended to affect or apply to Covered Environmental Losses, as such are defined in the Omnibus Agreement, and which shall be governed by the Omnibus Agreement.

                                    ARTICLE 6
                                  TITLE MATTERS

      Section 6.1 ENCUMBRANCES. Except to the extent provided in this Agreement or in any other document executed in connection with this Agreement including, without limitation, the Omnibus Agreement, the contribution of the Assets made under Section 2.1 is made expressly subject to all recorded and unrecorded liens, encumbrances, agreements, defects, restrictions, adverse claims and all laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdiction over the Assets or the Business and operations conducted thereon or therewith, in each case to the extent the same are valid, enforceable and affect the Assets, including, without limitation, all matters that a current survey or visual inspection of the Assets would reflect.

      Section 6.2 DISCLAIMER OF WARRANTIES; SUBROGATION; WAIVER OF BULK SALES LAWS.

             (a) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, MARKWEST AND MEA ACKNOWLEDGE AND AGREE MARKWEST HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT (ALL OF WHICH ARE EXPRESSLY DISCLAIMED BY MARKWEST REGARDING (1) THE TITLE, VALUE, NATURE, QUALITY OR CONDITION OF THE ASSETS, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE ASSETS, (2) THE INCOME TO BE DERIVED FROM THE ASSETS, (3) THE SUITABILITY OF THE ASSETS FOR ANY AND ALL ACTIVITIES AND USES WHICH MEA MAY CONDUCT THEREON, (4) THE COMPLIANCE OF OR BY THE ASSETS OR THEIR OPERATIONS WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (5) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, MARKWEST AND MEA ACKNOWLEDGE AND AGREE MEA HAS HAD THE OPPORTUNITY TO INSPECT THE ASSETS AND

MEA IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE ASSETS, AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY MARKWEST AND MARKWEST IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. MARKWEST AND MEA EACH ACKNOWLEDGE THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE ASSETS AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS", "WHERE IS" BASIS WITH ALL FAULTS AND THE ASSETS ARE CONTRIBUTED OR DISTRIBUTED AND CONVEYED BY MARKWEST AND ACCEPTED BY MEA SUBJECT TO THE FOREGOING EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT. THIS PARAGRAPH SHALL SURVIVE SUCH CONTRIBUTION OR DISTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION 6.2(a) HAVE BEEN NEGOTIATED BY MARKWEST AND MEA AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES OF MARKWEST, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.

             (b) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, MICHIGAN AND MLP ACKNOWLEDGE AND AGREE MICHIGAN HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT (ALL OF WHICH ARE EXPRESSLY DISCLAIMED BY MICHIGAN REGARDING (1) THE TITLE, VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTIES OF BASIN AND WEST SHORE, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE PROPERTIES GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE PROPERTIES OF BASIN AND WEST SHORE, (2) THE INCOME TO BE DERIVED FROM THE PROPERTIES OF BASIN AND WEST SHORE, (3) THE SUITABILITY OF THE PROPERTIES OF BASIN AND WEST SHORE FOR ANY AND ALL ACTIVITIES AND USES WHICH MLP MAY CONDUCT THEREON, (4) THE COMPLIANCE OF OR BY THE PROPERTIES OF BASIN AND WEST SHORE OR THEIR OPERATIONS WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (5) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTIES OF BASIN AND WEST SHORE. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED IN CONNECTION WITH THIS

AGREEMENT INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, MICHIGAN AND MLP ACKNOWLEDGE AND AGREE MLP HAS HAD THE OPPORTUNITY TO INSPECT THE PROPERTIES OF BASIN AND WEST SHORE AND MLP IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTIES OF BASIN AND WEST SHORE, AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY MICHIGAN AND MICHIGAN IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTIES OF BASIN AND WEST SHORE FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. MICHIGAN AND MLP EACH ACKNOWLEDGE THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE INTERESTS IN BASIN AND WEST SHORE INCLUDES THE PROPERTIES OF BASIN AND WEST SHORE ON AN "AS IS", "WHERE IS" BASIS WITH ALL FAULTS EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT. THIS PARAGRAPH SHALL SURVIVE SUCH CONTRIBUTION OR DISTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION 6.2(b) HAVE BEEN NEGOTIATED BY MICHIGAN AND MLP AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES OF MICHIGAN, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE PROPERTIES OF BASIN AND WEST SHORE THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.

             (c) The contribution of the Assets made under Section 2.1 is made with full rights of substitution and subrogation of MEA, and all persons claiming by, through and under MEA, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of MarkWest, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Assets.

             (d)   MarkWest and MEA agree that the disclaimers contained in this
Section 6.2 are conspicuous disclaimers. Any covenants implied by statute or law by the use of the words grant, convey, bargain, sell, assign, transfer, deliver or set over, or any of them or any other words used in this Agreement, are hereby expressly disclaimed, waived and negated.

             (e) Each of the parties hereto hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.

                                    ARTICLE 7
                               FURTHER ASSURANCES

      Section 7.1 MARKWEST ASSURANCES. From time to time after the Effective Time, and without any further consideration, MarkWest shall execute, acknowledge and deliver all such additional deeds, assignments, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, including any required conveyance of certificated titles or other official registration documentation, all in accordance with applicable law, as may be necessary or appropriate (a) to more fully assign to MEA, and each of its successors and assigns, all of the properties, rights, titles, interests, estates, remedies, powers and privileges by this Agreement granted to MEA or intended so to be, and (b) to more fully and effectively carry out the purposes and intent of this Agreement. Additionally, from time to time after the Effective Time, and without any further consideration, MarkWest will do all acts necessary or appropriate to assign to MEA any rights to indemnification associated with the Assets, to the extent assignable, or if not assignable, do all acts necessary or appropriate to assign to MEA the benefits of any such rights, including, without limitation, filing claims for indemnification and pursuing such claims in good faith and with diligence until completion.

      Section 7.2 OTHER ASSURANCES. From time to time after the Effective Time, and without any further consideration, MarkWest, GP, Michigan and MLP shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

      Section 7.3 CERTAIN INTELLECTUAL PROPERTY RIGHTS. Without limiting the generality of Sections 7.1 and 7.2, above, MarkWest agrees, from time to time after the Effective Time, to assign, sell, transfer, and convey to MEA a non-exclusive license to all New Intellectual Property, as defined below. As used herein, "New Intellectual Property" means any foreign and domestic intellectual property rights, both statutory and common law rights, if applicable in: (a) all trademarks, service marks, trade names, domain names, registrations and applications for registrations for the foregoing; (b) patents, pending patent applications, and patents subsequently issuing from patent applications; (c) copyrights and registrations and applications for registrations thereof, invented, created, authored, disclosed, or developed by MarkWest directly in connection with the providing of Services, as defined in the Omnibus Agreement to the Partnership. In addition, MEA and the Partnership shall grant MarkWest a non-exclusive license to all intellectual property owned by MEA or the Partnership, whether obtained under this Agreement or otherwise, as may be necessary or useful in connection with MarkWest providing the Services.

                                    ARTICLE 8
                                 EFFECTIVE TIME

      Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of Article 2, Article 3, Article 4 or Article 5 of this Agreement shall be operative or have any effect until the Effective Time, at which time all the provisions of Article 2, Article 3, Article 4 and Article 5 of this Agreement shall be effective and operative as of the Effective Time, without further action by any party hereto.

                                    ARTICLE 9
                                  MISCELLANEOUS

      Section 9.1 ORDER OF COMPLETION OF TRANSACTIONS. The transactions provided for in Article 2 and Article 3 of this Agreement shall be completed immediately following the Effective Time in the following order: first, the transactions provided for in Article 2 shall be completed;

and second, following the completion of the transactions as provided in Article 2, the transactions, if they occur, provided for in Article 3 shall be completed.

      Section 9.2 CONSENTS; RESTRICTION ON ASSIGNMENT. If there are prohibitions against or conditions to the conveyance of one or more portions of the Assets without the prior written consent of third parties, including, without limitation, governmental agencies (other than consents of a ministerial nature which are normally granted in the ordinary course of business), which if not satisfied would result in a breach of such prohibitions or conditions or would give an outside party the right to terminate MEA's rights with respect to such portion of the Assets (a "RESTRICTION"), then any provision contained in this Agreement to the contrary notwithstanding, the transfer of title to or interest in each such portion of the Assets (the "RESTRICTION-ASSET") pursuant to this Agreement shall not become effective unless and until such Restriction is satisfied, waived or no longer applies. When and if such a Restriction is so satisfied, waived or no longer applies, to the extent permitted by applicable law and any applicable contractual provisions, the assignment of the Restriction-Asset subject thereto shall become effective automatically as of the date of this Agreement, without further action on the part of MEA or MarkWest. MarkWest and OLP agree to use their best efforts to obtain satisfaction of any Restriction on a timely basis. The description of any portion of the Assets as a Restriction-Asset shall not be construed as an admission that any Restriction exists with respect to the transfer of such portion of the Assets. In the event that any Restriction-Asset exists, MarkWest agrees to hold such Restriction-Asset in trust for the exclusive benefit of MEA and to otherwise use its best efforts to provide OLP with the benefits thereof, and MarkWest will enter into other agreements, or take such other action as it deems necessary, in order to help ensure that OLP has all of the Assets and concomitant rights necessary to operate the Business.

      Section 9.3 COSTS. Except for the transaction costs set forth in Section 2.7, the OLP shall pay all expenses, fees and costs, including but not limited to, all sales, use and similar taxes, arising out of the contributions, conveyances and deliveries to be made hereunder and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith. In addition, the OLP shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys' fees) incurred in connection with the implementation of any conveyance or delivery pursuant to Section 7.1 or Section 7.2 or the satisfaction or waiver of any Restriction pursuant to Section 9.2.

      Section 9.4 HEADINGS; REFERENCES; INTERPRETATION. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word including following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as without limitation, but not limited to, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

      Section 9.5 SUCCESSORS AND ASSIGNS. The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

      Section 9.6 NO THIRD PARTY RIGHTS. The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

      Section 9.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

      Section 9.8 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the state of Colorado applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of a jurisdiction wherein an Asset is located shall apply.

      Section 9.9 SEVERABILITY. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

      Section 9.10 DEED; BILL OF SALE; ASSIGNMENT. To the extent required by applicable law, this Agreement shall, as of the Effective Time, also constitute a deed, bill of sale or assignment of the Assets.

      Section 9.11 AMENDMENT OR MODIFICATION. This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto. Each such instrument shall be reduced to writing and shall be designated on its face as an Amendment to this Agreement.

      Section 9.12 INTEGRATION. This Agreement supersedes all previous understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This document is an integrated agreement which contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

MARKWEST ENERGY OPERATING COMPANY, L.L.C.

By:   MarkWest Energy Partners, L.P., its sole member

      By: MarkWest Energy GP, L.L.C., its General Partner


          By: /s/ Arthur J. Denney
             --------------------------------------------
          Name: ARTHUR J. DENNEY
          Title: EXECUTIVE VICE PRESIDENT

MARKWEST MICHIGAN, INC.


By: /s/ Arthur J. Denney
   ------------------------------------------------------
Name: ARTHUR J. DENNEY
Title: EXECUTIVE VICE PRESIDENT


MARKWEST HYDROCARBON, INC.


By: /s/ Arthur J. Denney
   ------------------------------------------------------
Name: ARTHUR J. DENNEY
Title: EXECUTIVE VICE PRESIDENT


WEST SHORE PROCESSING COMPANY, L.L.C.
By:   MarkWest Michigan, Inc., its Manager


      By: /s/ Arthur J. Denney
         ------------------------------------------------
      Name: ARTHUR J. DENNEY
      Title: EXECUTIVE VICE PRESIDENT


MARKWEST ENERGY APPALACHIA, L.L.C.

By:   MarkWest Hydrocarbon, Inc., its sole member


      By: /s/ Arthur J. Denney
         ------------------------------------------------
      Name: ARTHUR J. DENNEY
      Title: EXECUTIVE VICE PRESIDENT


MARKWEST ENERGY PARTNERS, L.P.
By:   MarkWest Energy GP, L.L.C., its General Partner


      By: /s/ Arthur J. Denney
         ------------------------------------------------
      Name: ARTHUR J. DENNEY
      Title: EXECUTIVE VICE PRESIDENT


MARKWEST ENERGY GP, L.L.C.
By:   MarkWest Hydrocarbon, Inc., its sole member


      By: /s/ Arthur J. Denney
         ------------------------------------------------
      Name: ARTHUR J. DENNEY
      Title: EXECUTIVE VICE PRESIDENT

BASIN PIPELINE, L.L.C.
By:   MarkWest Michigan, Inc., its Manager


      By: /s/ Arthur J. Denney
         ------------------------------------------------
      Name: ARTHUR J. DENNEY
      Title: EXECUTIVE VICE PRESIDENT

                                    EXHIBIT A


Comprised of:

Exhibit A-1: Real Property

Exhibit A-2: Contracts

Exhibit A-3: Licenses and Permits

Exhibit A-4: Equipment, Facilities and Personal Property

                                   EXHIBIT B-1


                                     [Deeds]

                                   EXHIBIT B-2


                                 [Bills of Sale]

                                    EXHIBIT C


                                Management Group


NAME & ADDRESS

JOHN M. FOX


ARTHUR J. DENNEY


GERALD TYWONIUK


RANDY S. NICKERSON


JOHN C. MOLLENKOPF


FREDERICK J. WITSELL


GRANT M. CARNIE

                                       C-1